================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                               USWEB CORPORATION
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                [LOGO OF USWEB]
                                                                 April 28, 1998

Dear Stockholder:

  You are invited to attend the Annual Meeting of Stockholders of USWeb Corporation (the "Company"), to be held on Wednesday, May 27, 1998 at 3:00 p.m., local time, at the Sir Francis Drake Hotel, 450 Powell Street, San Francisco, California 94102. At this meeting you will be asked to consider and vote upon the following proposals:

  1. To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly appointed.

  2. To consider and vote to approve (i) an amendment to the Company's 1996 Equity Compensation Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares (without giving effect to the annual increases) and (ii) certain material terms of the plan, including, but not limited to, the share limitations, for purposes of
     Section 162(m) of the Internal Revenue Code of 1986, as amended.

  3. To consider and vote to approve (i) an amendment to the Company's 1997 Acquisition Stock Option Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares (without giving effect to the annual increases) and (ii) certain material terms of the plan, including, but not limited to, the share limitations, for purposes of
     Section 162(m) of the Internal Revenue Code of 1986, as amended.

  4. To consider and vote to approve an amendment to the Company's 1997 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares (without giving effect to the annual increases).

  5. To ratify the appointment of Price Waterhouse LLP to serve as this corporation's independent accountants for fiscal 1998.

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  These items of business and other important information concerning the Company appear in the accompanying Proxy Statement. Please give this material your careful attention.

  Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your Proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. If you attend the meeting, you may vote in person even if you have previously returned your Proxy.

                                          Sincerely,
                                          /S/ JOSEPH FIRMAGE
                                          Joseph Firmage
                                          Chairman of the Board and Chief
                                           Executive Officer

                                [LOGO OF USWEB]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 27, 1998

TO THE STOCKHOLDERS OF USWEB CORPORATION:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of USWeb Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 27, 1998, at 3:00 p.m., local time, at the Sir Francis Drake Hotel, 450 Powell Street, San Francisco, California 94102 (telephone (415) 392-7755), for the following purposes:

  1. To elect seven directors to serve for the following year and until their successors are duly appointed;

  2. To consider and vote to approve (i) an amendment to the Company's 1996 Equity Compensation Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares (without giving effect to the annual increases) and (ii) certain material terms of the plan, including, but not limited to, the share limitations, for purposes of
     Section 162(m) of the Internal Revenue Code of 1986, as amended.

  3. To consider and vote to approve (i) an amendment to the Company's 1997 Acquisition Stock Option Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares (without giving effect to the annual increases) and (ii) certain material terms of the plan, including, but not limited to, the share limitations, for purposes of
     Section 162(m) of the Internal Revenue Code of 1986, as amended.

  4. To consider and vote to approve an amendment to the Company's 1997 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares (without giving effect to the annual increases).

  5. To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998.

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on April 20, 1998 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on April 20, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All stockholders are invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,
                                          /S/ JOSEPH FIRMAGE
                                          Joseph Firmage
                                          Chairman of the Board and Chief
                                           Executive Officer

Santa Clara, California
April 28, 1998.

                            YOUR VOTE IS IMPORTANT.
 IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               USWEB CORPORATION
                        2880 LAKESIDE DRIVE, SUITE 300
                         SANTA CLARA, CALIFORNIA 95054

                               ----------------

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of USWeb Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Wednesday, May 27, 1998 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sir Francis Drake Hotel, 450 Powell Street, San Francisco, California 94102 (telephone (415) 392-7755). The Company's telephone number is
(408) 987-3200.

  These proxy solicitation materials and the Annual Report for the year ended December 31, 1997 were mailed on or about April 28, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

  Only stockholders of record at the close of business on April 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one series of Common Stock outstanding, designated Common Stock, $0.001 par value. At the Record Date, 35,713,821 shares of the Company's Common Stock were outstanding and held by approximately 409 stockholders of record.

  The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 7, 1998 for (i) each person or entity who is known by the Company to beneficially own more than 5% of the outstanding Common stock of the Company, (ii) each of the Company's directors, (iii) each Named Executive Officer and (iv) all directors and executive officers of the Company as a group:

    DIRECTORS, NAMED EXECUTIVE
     OFFICERS, 5% STOCKHOLDERS
  AND ALL EXECUTIVE OFFICERS AND       NUMBER OF SHARES      PERCENT OF SHARES
       DIRECTORS AS A GROUP          BENEFICIALLY OWNED(1) BENEFICIALLY OWNED(1)
  ------------------------------     --------------------- ---------------------
SOFTVEN No. 2 Investment Enterprise
 Partnership.......................        5,943,323               16.6%
 24-1 Nihonbashi-Hakozakicho
 Chuo-Ku
 Tokyo, 103 Japan
Gary Rieschel (2)..................        5,943,323               16.6
Barry Rubenstein (3)...............        1,610,303                4.5
Robert Hoff (4)....................        1,543,719                4.3
Crosspoint Venture Partners (4)....        1,543,719                4.3
Joseph Firmage (5).................          925,590                2.6
Tobin Corey (6)....................          668,949                3.6
Sheldon Laube (7)..................          589,716                1.7
James Heffernan (8)................          554,375                1.6
Jeffrey Ballowe (9)................            4,167                  *
All executive officers and
 directors as a group (9 persons)
 (10)..............................       11,840,142               33.2%

--------
*  less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 7, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table above has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage beneficial ownership is based on 35,713,821 shares of Common Stock outstanding as of April 7, 1998.
 (2) Consists of 5,943,323 shares of Common Stock held by SOFTVEN No. 2 Investment Enterprise Partnership. Gary Rieschel, Executive Managing Director of SOFTBANK Holdings, an affiliate of SOFTVEN No. 2 Investment Enterprise Partnership, serves on the Company's Board of Directors. Mr. Rieschel disclaims beneficial ownership of such shares. Mr. Rieschel's mailing address is c/o USWeb Corporation, 2880 Lakeside Drive, Santa Clara, CA 95054.
 (3) Includes 545,893 shares and warrants to purchase 136,473 shares held by 21st Century Communications Partners, L.P., 185,668 shares and warrants to purchase 46,417 shares held by 21st Century Communications T-E Partners, L.P., 73,591 shares and warrants to purchase 18,398 shares held by 21st Century Communications Foreign Partners, L.P., 442,841 shares and warrants to purchase 110,710 shares held by Wheatley Partners, L.P. and 40,250 shares and warrants to purchase 10,062 shares held by Wheatley Foreign Partners, L.P. Mr. Rubenstein is President of InfoMedia Associates, Ltd., a general partner of 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P. and 21st Century Communications Foreign Partners, L.P. Mr. Rubenstein is also a member and CEO of Wheatley Partners, LLC, a general partner of Wheatley Partners, L.P. and Wheatley Foreign Partners, P.P. Mr. Rubenstein disclaims beneficial ownership of such shares. Mr. Rubenstein's mailing address is c/o USWeb Corporation, 2880 Lakeside Drive, Santa Clara, CA 95054.
 (4) Includes warrants to purchase 12,077 shares held by Crosspoint Venture Partners. Mr. Hoff is a general partner of Crosspoint Venture Partners. Mr. Hoff disclaims beneficial ownership of all such shares. Mr. Hoff's mailing address is c/o USWeb Corporation, 2880 Lakeside Drive, Santa Clara, CA 95054.
 (5) Includes 120,000 shares held by certain relatives of Mr. Firmage. Mr. Firmage disclaims beneficial ownership of such shares. Also includes 14,583 shares representing options exercisable for Company Common Stock within 60 days. Mr. Firmage's mailing address is c/o USWeb Corporation, 2880 Lakeside Drive, Santa Clara, CA 95054.
 (6) Includes 200,457 shares held by certain relatives of Mr. Corey. Mr. Corey disclaims beneficial ownership of all such shares. Also includes 14,583 shares representing options exercisable for Company Common Stock within 60 days. Mr. Corey's mailing address is c/o USWeb Corporation, 2880 Lakeside Drive, Santa Clara, CA 95054.
 (7) Includes 20,000 shares held by certain relatives of Mr. Laube. Mr. Laube disclaims beneficial ownership of all such shares. Also includes 4,167 shares representing options exercisable for Company Common Stock within 60 days.
 (8) Includes 115,000 shares held by certain relatives of Mr. Heffernan. Mr. Heffernan disclaims beneficial ownership of all such shares. Also includes 8,334 shares representing options exercisable for Company Common Stock within 60 days.
 (9) Represents options exercisable within 60 days for 4,167 shares of the Company's Common Stock.
(10) See notes (2)-(9) above.

REVOCABILITY OF PROXIES

  The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date. If a person who has executed and returned a Proxy is present at the Annual Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her Proxy. This Proxy Statement and form of proxy were first sent or given to stockholders on or about April 28, 1998 together with the Notice of Annual Meeting of Stockholders.

VOTING AND SOLICITATION

  Except as provided below with respect to cumulative voting, on all matters, each share has one vote. This solicitation is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners in accordance with applicable regulations. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail or facsimile.

  Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Because directors are elected by a plurality vote, however, abstentions in the election of directors have no import once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders must be received by the Company no later than January 27, 1999 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  At the Annual Meeting of Stockholders, a Board of seven directors is to be elected. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

  If a quorum is present and voting, the seven nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE COMPANY'S NOMINEES FOR DIRECTOR.

NOMINEES

  The nominees, and certain information about them as of the Record Date, are set forth below:

    NAME OF NOMINEE      AGE                  POSITIONS                  DIRECTOR SINCE
    ---------------      ---                  ---------                  --------------
Joseph Firmage..........  27 Chairman of the Board and Chief Executive   December 1995
                              Officer
Tobin Corey.............  36 President and Chief Operating Officer             --
James Heffernan.........  56 Executive Vice President, Chief Financial   December 1995
                              Officer and Secretary
Jeffrey Ballowe(1)......  41 Director                                    February 1996
Robert Hoff(1)(2).......  44 Director                                    February 1996
Gary Rieschel(2)........  40 Director                                    March 1996
Barry Rubenstein........  54 Director                                    May 1997

--------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

  Mr. Joseph Firmage co-founded the Company in December 1995 and has served as its Chairman and Chief Executive Officer since that time. From August 1994 to December 1995, Mr. Firmage served as Vice President of Strategic Planning of the Systems Group of Novell. Prior to joining Novell, Mr. Firmage founded Serius Corporation ("Serius"), where he served as Chief Executive Officer from 1989 through 1993, when Serius was sold to Novell.

  Mr. Tobin Corey co-founded the Company in December 1995 and has served as its President and Chief Operating Officer since August 1997. From June 1997 to August 1997, he served as the Company's President. Prior to June 1996,
Mr. Corey served as the Company's Executive Vice President, Marketing. From 1994 to December 1995, Mr. Corey served as Vice President of Marketing for the NetWare Products Division of Novell. from 1991 to 1994, Mr. Corey served as Director of Marketing for the Desktop Division of Novell.

  Mr. James Heffernan co-founded the Company in December 1995 and has served as its Executive Vice President, Chief Financial Officer, Secretary and a Director since that time. From May 1993 to July 1994, he worked as an independent consultant and then joined Interlink Computer Sciences, Inc. in July 1994 as Chief Financial Officer, where he served until January 1996. From March 1992 to May 1993, Mr. Heffernan served as Chief Financial Officer and Chief Operating Officer of Serius. Mr. Heffernan has also served as an officer of several other technology companies, including Software Publishing Corp., Zital Inc. and Measurex Corp. Mr. Heffernan is a director of Savoir Technology Group, Inc.

  Mr. Jeffrey Ballowe has served as a Director of the Company since February 1996. From March 1996 to December 1997, Mr. Ballowe served as President of the Ziff-Davis Interactive Media and Development Group. Prior to March 1996, Mr. Ballowe served as President of the Ziff-Davis Interactive Media Group in 1995 and as President of the Ziff-Davis Marketing and Development Group in 1994. He became Group Vice President of the Ziff-Davis Business Media Group in 1993 and Vice President of the Ziff-Davis Worldwide Network of Director Publications in 1991.

  Mr. Robert Hoff has served as a Director of the Company since February 1996. He has been a general partner of Crosspoint Venture Partners, a private venture capital investment company, since September 1983. Mr. Hoff also serves as a director of PairGain Technologies, Inc. and Onyx Acceptance Corporation.

  Mr. Gary Rieschel has served as a Director of the Company since March 1996. Mr. Rieschel has been a Senior Vice President of SOFTBANK Holdings since January 1996. Prior to January 1996, Mr. Rieschel served as Vice President of Marketing for nCube from September 1994 to December 1995; as Director of Channel Sales for Cisco Systems from July 1993 to October 1994; and as General Manager, Asia for Sequent Computer from January 1989 to July 1993. Mr. Rieschel is a director of Concentric Networks and several privately held companies.

  Mr. Barry Rubenstein has served as a Director of the Company since May 1997. Mr. Rubenstein is President, a director and a shareholder of InfoMedia Associates, Ltd. which is a General Partner of the 21st Century Partnerships. Mr. Rubenstein is also Chief Executive Officer of Wheatley Partners, L.L.C., the General Partner of Wheatley Foreign Partners, L.P., Seneca Ventures and Woodland Venture Fund, each of which is an investment partnership. Prior to his experience as an investor, Mr. Rubenstein served as the founder of several technology companies, including Applied Digital Data Systems, Inc. and Cheyenne Software, Inc. Mr. Rubenstein also serves as a director of Infonautics, Inc., The Milbrook Press, Inc. and Source Media Inc.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named above. In the event that any of the nominees are unable or decline to serve as a director or directors at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy or vacancies. It is not expected that any of the nominees will be unable or will decline to serve as directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders.

BOARD MEETINGS AND COMMITTEES

  During fiscal 1997, the Board of Directors held five meetings and had four actions by written consent of the Board of Directors. No director attended less than 75% of the meetings of the Board of Directors. The committees of the Board of Directors include an Audit Committee and a Compensation Committee. There is no nominating committee.

  The Audit Committee, formed in September 1997, took no actions during fiscal 1997. The Audit Committee, consisting of Mr. Ballowe and Mr. Hoff, recommends the selection of independent public accountants to the Board of Directors, reviews the scope and results of the audit and other services provided by the Company's independent accountants, and reviews the Company's accounting practices and its systems of internal accounting controls.

  The Compensation Committee, formed in September 1997, held one meeting in fiscal 1997. The Compensation Committee, consisting of Mr. Hoff and Mr. Rieschel, reviews and approves the salaries, bonuses and other compensation payable to the Company's executive officers and administers and makes recommendations concerning the Company's employee benefit plans.

COMPENSATION OF DIRECTORS

  The Company reimburses its directors for all out-of-pocket expenses incurred in the performance of their duties as directors of the Company. The Company currently does not pay fees to its directors for attendance at meetings. The Company also grants stock options to directors. See "Additional Information Relating to Directors and Officers of the Company--Employee Benefit Plans."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No member of the Compensation Committee of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. See "Certain Transactions" for a description of transactions between the Company and entities affiliated with members of the Compensation Committee.

                                PROPOSAL NO. 2

                          AMENDMENT TO THE COMPANY'S
                         1996 EQUITY COMPENSATION PLAN

GENERAL

  The 1996 Equity Compensation Plan (the "1996 Equity Plan") was adopted by the Board of Directors in October 1996, and approved by the stockholders in December 1996 and amended in September and November 1997. The 1996 Equity Plan initially reserved for issuance 2,000,000 shares of Common Stock plus annual increases equal to the lesser of (i) 400,000 shares, (ii) 4% of the total outstanding shares, or (iii) a lesser amount to be determined by the Board of Directors. As of April 7, 1998, options to purchase 2,532,598 shares were outstanding under the 1996 Equity Plan held by an aggregate of 345 persons at a weighted average exercise price of $11.45 per share and no shares remained available for future grants (without giving effect to the increase in shares being presented to the stockholders for approval at the Annual Meeting or the annual increases described above). Options for 2,740 shares under the 1996 Equity Plan have been exercised prior to April 7, 1998.

  In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Grants under the 1996 Equity Plan will not be subject to the deduction limitation if the stockholders approve the 1996 Equity Plan, including the option grant limitations described below.

PROPOSAL

  In April 1998, the Board of Directors approved an amendment to the 1996 Equity Plan to increase the number of shares reserved for issuance thereunder by an additional 5,000,000 shares for an aggregate of 7,000,000 shares plus annual increases equal to the lesser of (i) 400,000 shares, (ii) 4% of the total outstanding shares, or (iii) a lesser amount to be determined by the Board of Directors. The amendment to the 1996 Equity Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to be granted stock options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

  At the Annual Meeting, the stockholders are being requested to approve the:

    (i) increase in the number of shares reserved for issuance under the 1996 Equity Plan by 5,000,000 shares (without giving effect to the annual increases); and

    (ii) material terms of the 1996 Equity Plan, including, but not limited to, the share limitations, for purposes of Section 162(m) of the Code only.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The affirmative vote of the holders of a majority of the shares represented in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the increase in the number of shares reserved under the 1996 Equity Plan.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1996 EQUITY PLAN

  The essential features of the 1996 Equity Plan, a copy of which may be obtained from the Company, are outlined below.

  General. The purpose of the 1996 Equity Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1996 Equity Plan. Options granted under the 1996 Equity Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The 1996 Equity Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 1996 Equity Plan.

  Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 1996 Equity Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1996 Equity Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 150,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 300,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise of nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) may not be less than 100% of the fair market value of Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Equity Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1996 Equity Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The 1996 Equity Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his option at any time before termination.

    (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 1996 Equity Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Equity Plan as may be determined by the Administrator.

  Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Automatic Option Grants to Outside Directors. Generally, each non-employee director will be automatically granted a nonstatutory stock option to purchase 25,000 shares of Common Stock (the "First Option") on the date such person becomes a non-employee director (except those non-employee directors who are also partners or members of any venture capital firm or similar organization which owns securities having more than 4% of the voting power of the Company). Each non-employee director will also be automatically granted a nonstatutory stock option to purchase 7,000 shares of Common Stock (the "Subsequent Option") each year upon such person's reelection to the Board; provided he or she has served on the Board for at least the preceding six (6) months. Non-employee director options have a term of ten (10) years from the date of grant and have an exercise price equal to fair market value on the date of grant. The First Option shall vest as 1/48 of the shares subject to the First Option each month. The Subsequent Option shall vest as to 1/12 of the shares subject to the Subsequent Option each month.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1996 Equity Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1996 Equity Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for ten (10) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  Amendment and Termination of the 1996 Equity Plan. The Board may amend, alter, suspend or terminate the 1996 Equity Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1996 Equity Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1996 Equity Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Equity Plan shall terminate in December 2006.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1996 EQUITY PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                PROPOSAL NO. 3

                          AMENDMENT TO THE COMPANY'S
                      1997 ACQUISITION STOCK OPTION PLAN

GENERAL

  The 1997 Acquisition Stock Option Plan (the "1997 Acquisition Plan") was adopted by the Board of Directors in February 1997 and was subsequently amended in July and November 1997. The stockholders approved the as amended 1997 Acquisition Plan in November 1997. The 1997 Acquisition Plan currently reserves for issuance 10,000,000 shares of Common Stock, plus annual increases of the lesser of (i) 400,000 shares, (ii) 4% of the total outstanding shares, or (iii) a lesser amount to be determined by the Board of Directors. As of April 7, 1998, options to purchase 9,203,518 shares were outstanding under the 1997 Acquisition Plan held by an aggregate of 550 persons at a weighted average exercise price of $11.44 per share and 378,090 shares remained available for future grants (without giving effect to the increase in shares being presented to the stockholders for approval at the Annual Meeting or the annual increases described above). Options for 418,442 shares under the 1997 Acquisition Plan have been exercised prior to April 7, 1998.

  In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Grants under the 1997 Acquisition Plan will not be subject to the deduction limitation is the stockholders approve the 1997 Acquisition Plan, including the option grant limitations described below.

PROPOSAL

  In April, 1998, the Board approved an amendment to the 1997 Acquisition Plan to increase the number of shares reserved for issuance thereunder by an additional 10,000,000 shares for an aggregate of 20,000,000 shares, plus annual increases equal to the lesser of (i) 400,000 shares, (ii) 4% of the total outstanding shares, or (iii) a lesser amount to be determined by the Board of Directors. The amendment to the 1997 Acquisition Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to be granted stock options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

  At the Annual Meeting, the stockholders are being requested to approve the:

    (i) increase in the number of shares reserved for issuance under the 1997 Acquisition Plan by 10,000,000 shares; and

    (ii) material terms of the 1997 Acquisition Plan, including, but not limited to, the share limitations, for purposes of Section 162(m) of the Code.

VOTE REQUIRED AND RECOMMENDATION

  The affirmative vote of the holders of a majority of the shares represented in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the increase in the number of shares reserved under the 1997 Acquisition Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 1997 ACQUISITION STOCK OPTION PLAN.

SUMMARY OF THE 1997 ACQUISITION PLAN

  The essential features of the 1997 Acquisition Plan, a copy of which may be obtained from the Company, are outlined below.

  General. The purpose of the 1997 Acquisition Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Acquisition Plan. Options granted under the 1997 Acquisition Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The 1997 Acquisition Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 1997 Acquisition Plan.

  Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Acquisition Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1997 Acquisition Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 150,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 2,000,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise of nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) may not be less than 100% of the fair market value of Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Acquisition Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) Term of Option. The term of an option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of such incentive stock option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1997 Acquisition Plan expire on the earlier of (i) the date set forth in his or her notice of grant (of at least 30 days for termination other than as a result of death or disability) and if no date is set forth in his or her option agreement then for the period of 3 months following his or her termination or (ii) the expiration date of such option. The 1997 Acquisition Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his option at any time before termination.

    (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Acquisition Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Acquisition Plan as may be determined by the Administrator.

  Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Acquisition Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Acquisition Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date fifteen (15) days prior to the consummation of the liquidation or dissolution.

  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  Amendment and Termination of the 1997 Acquisition Plan. The Board may amend, alter, suspend or terminate the 1997 Acquisition Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1997 Acquisition Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1997 Acquisition Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Acquisition Plan shall terminate in February 2007.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1997 ACQUISITION PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                  PROPOSAL 4

                    APPROVAL OF AMENDMENT TO THE COMPANY'S
                       1997 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The 1997 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board in September 1997, and approved by the stockholders in November 1997. The Purchase Plan initially reserved for issuance 1,000,000 shares plus annual increases equal to the lesser of (i) 50,000 shares, (ii) 4% of the outstanding shares, or (iii) a lesser amount to be determined by the Board. In April, 1998, the Board approved an amendment to increase the number of shares issuable under the Purchase Plan by 2,000,000 shares (without giving effect to the annual increases), bringing to the total number of shares issuable under the Purchase Plan to 3,000,000 shares, plus annual increases equal to the lesser of (i) 50,000 shares, (ii) 4% of the outstanding shares, or (iii) a lesser amount to be determined by the Board.

PROPOSAL

  At the annual meeting, the stockholders are being asked to consider and approve this proposed amendment to increase the number of shares reserved for issuance under the Purchase Plan by 2,000,000 shares, plus annual increases equal to the lesser of (i) 50,000 shares, (ii) 4% of the outstanding shares, or (iii) a lesser amount to be determined by the Board.

VOTE REQUIRED AND RECOMMENDATION

  At the Annual Meeting, the stockholders are being asked to approve the amendment to the 1997 Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of the shares represented in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the amendment to the 1997 Employee Stock Purchase Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN.

SUMMARY OF THE PURCHASE PLAN

  The essential features of the Purchase Plan, a copy of which may be obtained from the Company, are outlined below.

  General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

  Administration. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

  Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

  Participation in an Offering. The Purchase Plan is implemented by consecutive overlapping offering periods lasting for two (2) years (an "Offering Period"), with a new Offering Period commencing each May 1 and November 1 of each year (except for the first offering period which commenced on the date of the initial public offering of the Company). Common Stock may be purchased under the Purchase Plan every six (6) months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. The Board may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Compensation is defined as base straight time gross earnings, overtime and commissions, but exclusive of payments for shift premium, incentive compensation, incentive payments, bonuses and other compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Purchase Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period.

  Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Purchase Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price; provided, however, that the number of shares subject to the option may not exceed 2,500 shares of the Company's Common Stock per Purchase Period.

  Termination of Employment. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

  Adjustment Upon Change in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board, whose determination shall be conclusive.

  Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, the offering period then in progress will be shortened and a new exercise date will be set.

  Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each outstanding option may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

  Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting, if such amendment would require shareholder approval in order to comply with Section 423 of the Code. The Purchase Plan will terminate in September, 2007.

  Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

  Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period or more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

  Participation. The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the 1996 Equity Plan, the 1997 Acquisition Plan or the Purchase Plan. The following table sets forth the dollar amount and the number of shares that were granted and/or allowed under the 1996 Equity Plan, the 1997 Acquisition Plan and the Purchase Plan during the fiscal year ended December 31, 1997 to (i) each of the Company's Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees other than executive officers as a group.

                           1996 EQUITY PLAN    1997 ACQUISITION PLAN    PURCHASE PLAN
                         --------------------- --------------------- -------------------
                                      DOLLAR                DOLLAR              DOLLAR
                           SHARES    VALUE OF    SHARES    VALUE OF             VALUED
                          SUBJECT     OPTION    SUBJECT     OPTION              SHARES
                         TO OPTIONS   GRANTS   TO OPTIONS   GRANTS    SHARES   PURCHASED
   NAME AND POSITION      GRANTED     (2)($)    GRANTED     (2)($)   PURCHASED  (3)($)
   -----------------     ---------- ---------- ---------- ---------- --------- ---------
Joseph Firmage..........   105,000   1,023,750        --          --     --        --
 Chairman of the Board
 and
 Chief Executive Officer
Tobin Corey.............   105,000   1,023,750        --          --     --        --
 President and Chief
 Operating Officer
James Heffernan.........    60,000     585,000        --          --     --        --
 Executive Vice
 President,
 Chief Financial
 Officer,
 Secretary and Director
Sheldon Laube...........    30,000     292,500        --          --     --        --
 Executive Vice
 President and
 Chief Technology
 Officer
Kenneth Campbell........        --          --        --          --     --        --
 Executive Vice
 President,
 Affiliate Operations(4)
All current executive
 officers as a group (5
 persons)...............   300,000   2,925,000        --          --     --        --
All current non-
 executive directors as
 a group (4 persons)(1).        --          --        --          --     --        --
All other employees
 (excluding current
 executive officers) as
 a group................ 1,441,312  12,968,204 7,949,683  62,663,913     --        --

--------
(1) Reflects the number of options that were granted to the current directors who are not executive officers for the Company during fiscal year 1997.
(2) The dollar value of the option grants under the 1996 Equity Plan and the 1997 Acquisition Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the 1996 Equity Plan and the 1997 Acquisition Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.
(3) The dollar value of the shares purchased under the Purchase Plan was computed by multiplying the number of shares purchased by the fair market value on the date of purchase.
(4) Mr. Campbell resigned from the Company effective July 29, 1997. See "Certain Transactions" for a description of the terms of the Company's agreement with Mr. Campbell.

                                  PROPOSAL 5

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. If the stockholders do not ratify the appointment of Price Waterhouse LLP, the selection of independent accountants will be reconsidered by the Board of Directors. Representatives of Price Waterhouse LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1998 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                      ADDITIONAL INFORMATION RELATING TO
                     DIRECTORS AND OFFICERS OF THE COMPANY

EXECUTIVE COMPENSATION

  The following table sets forth information concerning the compensation paid by the Company during the fiscal year ended December 31, 1997 to the Company's Chief Executive Officer and each of the Company's four other executive officers (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                      LONG-TERM
                                                     COMPENSATION
                             ANNUAL COMPENSATION        AWARDS
                             ----------------------- ------------
                                                      SECURITIES
  NAME AND PRINCIPAL                                  UNDERLYING  OTHER ANNUAL   ALL OTHER
       POSITION         YEAR SALARY($)     BONUS($)   OPTIONS(#)  COMPENSATION  COMPENSATION
  ------------------    ---- ----------    --------- ------------ ------------  ------------
Joseph Firmage......... 1997 $ 200,000     $     --    105,000      $    --       $    168(3)
 Chairman and Chief     1996   200,000(1)        --        --        115,216(2)        140(3)
 Executive Officer and
 Director
Tobin Corey............ 1997   200,000           --    105,000           --        139,230(5)
 President and Chief    1996   197,307(4)      5,582       --         48,787(2)        193(3)
 Operating Officer
James Heffernan........ 1997   200,000           --     60,000           --          1,571(3)
 Executive Vice         1996   191,667(4)        --        --            --          1,313(3)
 President, Chief
 Financial Officer,
 Secretary and Director
Sheldon Laube.......... 1997   259,992       100,000    30,000           --            816(3)
 Executive Vice         1996   241,886(4)    100,000       --            --            508(3)
 President and Chief
 Technology Officer
Kenneth Campbell(6).... 1997   126,641           --        --            --            668(3)
 Executive Vice         1996   220,000           --        --            --            840(3)
 President, Affiliate
 Operations

--------
(1) Does not include $16,666 earned in 1995 but not paid until 1996.
(2) Consists of payments made in reimbursement for relocation expenses for Mr. Firmage and Mr. Corey.
(3) Consists of life insurance premiums paid on behalf of Mr. Firmage, Mr. Corey, Mr. Heffernan, Mr. Laube and Mr. Campbell.
(4) The annual base salaries for Mr. Corey, Mr. Heffernan and Mr. Laube are $200,000, $200,000 and $260,000, respectively. The figures listed represent payment for actual employment during 1996, which was slightly less than 12 months.
(5) Consists of $230 of life insurance premiums paid on behalf of Mr. Corey and $139,000 of loan forgiveness. See "Certain Transactions."
(6) Mr. Campbell resigned from the Company effective July 29, 1997. See "Certain Transactions" for a description of the terms of the Company's agreement with Mr. Campbell. The annual base salary for Mr. Campbell was $220,000. The figure listed represents payment for actual employment during 1997, which was slightly less than seven months.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR

  The following table sets forth the stock options granted during the fiscal year ended December 31, 1997 to each of the Named Officers:

                                     INDIVIDUAL GRANTS(1)
                         ---------------------------------------------
                         NUMBER OF  % OF TOTAL                         POTENTIAL REALIZABLE VALUE
                         SECURITIES  OPTIONS                             AT ASSUMED ANNUAL RATES
                         UNDERLYING GRANTED TO                         OF STOCK PRICE APPRECIATION
                          OPTIONS   EMPLOYEES                              FOR OPTION TERM(3)
                          GRANTED   IN FISCAL    EXERCISE   EXPIRATION ---------------------------
          NAME             (#)(1)    YEAR(2)   PRICE($/SH.)    DATE       5%($)         10%($)
          ----           ---------- ---------- ------------ ---------- ---------------------------
Joseph Firmage..........  105,000      6.5%       $9.75      11/13/07  $    643,831 $    1,631,594
Tobin Corey.............  105,000      6.5%       $9.75      11/13/07  $    643,831 $    1,631,594
James Heffernan.........   60,000      3.7%       $9.75      11/13/07  $    367,903 $      932,339
Sheldon Laube...........   30,000      1.8%       $9.75      11/13/07  $    183,952 $      446,170
Kenneth Campbell(4).....      --       --           --            --            --             --

--------
(1) These options were granted under the Company's 1996 Equity Compensation Plan (the "1996 Equity Plan"). Options granted under the 1996 Equity Plan generally have a ten-year term and become exercisable in annual 25% increments commencing on the first anniversary of the original grant date, with full exercisability occurring on the fourth anniversary date. The per share exercise price is the estimated fair market value of the Company's Common Stock on the date of grant. The 1996 Equity Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a "change in control," as defined in the 1996 Equity Plan.
(2) Based on options to purchase an aggregate of 1,610,063 shares granted to employees during 1997 under the 1996 Equity Plan.
(3) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on requirements promulgated by the SEC and do not reflect the Company's estimate of its future stock price.
(4) Mr. Campbell resigned from the Company effective July 29, 1997. See "Certain Transactions" for a description of the terms of the Company's agreement with Mr. Campbell.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

  The following table sets forth, for each of the Named Officers, information with respect to stock options exercised during the fiscal year ended December 31, 1997 and stock options held at fiscal year end:

                                                                                           VALUE OF UNEXERCISED
                                                        NUMBER OF SECURITIES                      IN-THE-
                                                       UNDERLYING UNEXERCISED             MONEY OPTIONS AT FISCAL
                           SHARES                   OPTIONS AT FISCAL YEAR END(#)             YEAR END($)(2)
                         ACQUIRED ON     VALUE      ---------------------------------    -------------------------
          NAME           EXERCISE(#) REALIZED($)(1)  EXERCISABLE      UNEXERCISABLE      EXERCISABLE UNEXERCISABLE
          ----           ----------- -------------- -------------    ----------------    ----------- -------------
Joseph Firmage..........      --           --                     --             105,000      --           --
Tobin Corey.............      --           --                     --             105,000      --           --
James Heffernan.........      --           --                     --              60,000      --           --
Sheldon Laube...........      --           --                     --              30,000      --           --
Kenneth Campbell........      --           --                     --                 --       --           --

--------
(1) Market value of underlying securities on the exercise date minus the exercise price.
(2) Market value of underlying securities at December 31, 1997 minus the exercise price.

EMPLOYEE BENEFIT PLANS

 1996 Stock Option Plan

  The Company's 1996 Stock Option Plan (the "1996 Plan") was adopted by the Board of Directors in December 1995 and approved by the stockholders in December 1996. The 1996 Plan will terminate in

December 2005 unless terminated earlier by the Board of Directors. The 1996 Plan provides for grants of options to employees and consultants (including officers and directors) of the Company and its subsidiaries. A total of 600,000 shares of Common Stock were reserved for issuance pursuant to the 1996 Plan. The 1996 Plan may be administered by the Board of Directors or by a committee appointed by the Board, in a manner that satisfies the legal requirements relating to the administration of stock plans under all applicable laws (the "Administrator"). The 1996 Plan is currently administered by the Board of Directors. The Company does not intend to issue any additional options under the 1996 Plan.

  The exercise price of options granted under the 1996 Plan is determined by the Administrator. With respect to incentive stock options granted under the 1996 Plan, the exercise price must be at least equal to the fair market value per share of the Common Stock on the date of grant, and the exercise price of any incentive stock option granted to a participant who owns more than 10% of the voting power of all classes of the Company's outstanding capital stock must be equal to at least 110% of fair market value of the Common Stock on the date of grant. The maximum term of an option granted under the 1996 Plan may not exceed ten years from the date of grant (five years in the case of a participant who owns more that 10% of the voting power of all classes of the Company's outstanding capital stock). In the event of termination of an optionee's employment or consulting arrangement, an option may only be exercised, to the extent vested as of the date of termination, for a period not to exceed 90 days (12 months, in the case of termination as a result of death or disability) following the date of termination. Options granted under the 1996 Plan are not generally transferable by the optionee, and may be exercised during the life of the optionee only by the optionee.

  The 1996 Plan provides that in the event of a merger of the Company with or into another corporation, or a sale of substantially all of the Company's assets, each option shall be assumed or an equivalent option substituted for by the successor corporation. If the outstanding options are not assumed or substituted for by the successor corporation, the optionee shall have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an option becomes exercisable in full in the event of a merger or sale of assets, the Administrator shall notify the optionee that the option shall be fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such period.

  The 1996 Plan provides that in the event of a proposed dissolution or liquidation, the Administrator may provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If the Administrator makes an option exercisable in full in the event of a proposed dissolution or liquidation, the Administrator shall notify the optionee that the option shall be fully exercisable until 10 days prior to such transaction. To the extent the option has not been exercised, such option will terminate immediately prior to the consummation of such proposed action.

  As of April 7, 1998, the Company had outstanding options to purchase 116,346 shares of Common Stock under the 1996 Plan held by an aggregate of 23 persons at a weighted average exercise price of $0.76 per share. As of April 7, 1998, options to purchase an aggregate of 323,551 shares of Common Stock under the 1996 Plan had been exercised.

 Affiliate Warrant Program

  In June 1996, the Company established the Affiliate Warrant Program (the "Program") with the intent of attracting new Affiliates and to create performance incentives for such Affiliates. Under the Program, each Affiliate that signed an Affiliate agreement on or before March 31, 1997 was granted a warrant to purchase shares of the Company's Common Stock upon execution of the Affiliate agreement and earns additional warrants to purchase shares of Common Stock at the rate of one share of Common Stock per $50 of Affiliate adjusted gross revenue, as defined. The exercise price of all warrants issued and issuable to an individual Affiliate was set at the time of signing of the Affiliate agreement. Warrants vest 25% after one year and then ratably each month over the following 36 month period. Warrants are exercisable for a maximum period of five years from the effective date of the Affiliate agreement. Warrants may not be exercised prior to the earlier of the closing of this offering or any acquisition of the Company. A total of 333,333 shares of Common Stock have been reserved for issuance under the Program, and the Company does not intend to increase this amount. As of April 7, 1998, the Company had issued warrants under the program to purchase an aggregate of 271,121 shares of Common Stock at a weighted average exercise price of $2.51 per share.

 Other Employee Benefit Plans

  The Company's other employee benefit plans include the 1996 Equity Compensation Plan, the 1997 Acquisition Stock Option Plan and the 1997 Employee Stock Purchase Plan. For a description of each of the above-mentioned plans see "Proposal No. 2," "Proposal No. 3" and Proposal No. 4," respectively. Copies of the 1996 Equity Compensation Plan, 1997 Acquisition Stock Option Plan and 1997 Employee Stock Purchase Plan may be obtained from the Company and have been filed with the Securities and Exchange Commission as Edgar Annexes A, B and C, respectively, with this Proxy Statement.

                             CERTAIN TRANSACTIONS

  Since its inception, the Company has issued, in private placement transactions, shares of Preferred Stock as follows: 6,172,833 shares of Series A Preferred Stock at $1.62 per share, 3,103,333 shares of Series B Preferred Stock at $2.01 per share and 2,818,193 shares of Series C Preferred Stock at $6.21 per share. In connection with the issuance of Series C Preferred Stock, the Company issued warrants (the "Series C Warrants") to purchase an aggregate of 704,549 shares of Series C Preferred Stock at an exercise price of $7.50 per share. Each such share of Preferred Stock converted into one share of Common Stock upon the closing of the Company's initial public offering in December 1997. The holders of such shares of converted Preferred Stock are entitled to certain registration rights with respect to the Common Stock issued upon conversion thereof. The following table sets forth the number of shares of Preferred Stock, Series C Warrants and Common Stock purchased by the Company's directors, five percent stockholders and their respective affiliates:

                                 SERIES A  SERIES B  SERIES C
                                 PREFERRED PREFERRED PREFERRED SERIES C COMMON
            INVESTOR               STOCK     STOCK     STOCK   WARRANTS  STOCK
            --------             --------- --------- --------- -------- -------
Crosspoint Venture Partners(1).. 1,233,333       --    48,309   12,077  500,000
SOFTVEN No. 2 Investment
 Enterprise Partnership(2)...... 4,625,000 3,103,333      --       --       --
21st Century Communications
 Partners, L.P.(3)..............       --        --   805,153  201,288      --
The Cutler Group(4).............   308,333       --    24,892    6,223  958,982

--------
(1) Robert Hoff, a general partner of Crosspoint Venture Partners, serves on the Company's Board of Directors.
(2) Jeffrey Ballowe and Gary Rieschel, Executive Managing Director of SOFTBANK Holdings, an affiliate of SOFTVEN No. 2 Investment Enterprise Partnership, serve on the Company's Board of Directors.
(3) Includes 545,893 shares of Series C Preferred Stock and warrants to purchase 136,473 shares of Series C Preferred Stock held by 21st Century Communications Partners, L.P., 185,668 shares of Series C Preferred Stock and warrants to purchase 46,417 shares of Series C Preferred Stock held by 21st Century Communications T-E Partners, L.P., and 73,591 shares of Series C Preferred Stock and warrants to purchase 18,398 shares of Series C Preferred Stock held by 21st Century Communications Foreign Partners, L.P., each of which is an affiliate of 21st Century Communications Partners, L.P., a general partnership of which Barry Rubenstein, who serves on the Company's Board of Directors, is a general partner. Mr. Rubenstein disclaims beneficial ownership of such shares.
(4) Includes 24,892 shares of Series C Preferred Stock, 533,333 shares of Common Stock and warrants to purchase 6,223 shares of Series C Preferred Stock held by Storie Partners, an affiliate of The Cutler Group. Frank Cutler, principal of The Cutler Group, has a shared ownership interest in these shares and warrants. Also includes 8,982 shares of Common Stock held by Frank Cutler, principal of the Cutler Group.

  The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals for certain liabilities to which they may be subject as a result of their affiliation with the Company, to the fullest extent allowed by Delaware law.

  The Company has entered into Management Continuity Agreements with Messrs. Firmage, Corey, Heffernan and Laube.

  In January 1996, the Company extended a loan of $70,000 (with interest accruing at 5% per annum) to Tobin Corey, to cover the expenses of Mr. Corey's relocation to California from Utah (the "Corey Loan"). In July 1997, the Company forgave the Corey Loan, together with accrued interest and a tax gross-up, for a total amount forgiven of $139,000.

  In August 1997, the Company entered into a General Release Agreement with Kenneth Campbell (the "Campbell Release Agreement"). Pursuant to the terms of the Campbell Release Agreement, Mr. Campbell shall receive an amount equal to his base salary of $220,000, payable semimonthly over the 12 month period beginning August 1, 1997. In addition, on Mr. Campbell's termination date, the Company paid Mr. Campbell $15,229, an amount equal to the value of his accrued and unused vacation. Further, pursuant to the terms of the Campbell Release Agreement, the Company accelerated vesting of certain shares of Common Stock held by Mr. Campbell so that, as of the date of the Campbell Release Agreement, Mr. Campbell held 413,047 shares. The Company repurchased the remaining 349,502 shares of Common Stock held by Mr. Campbell at a price of $.0003 per share.

  In November 1997, the Company granted the following options to executive officers pursuant to the 1996 Equity Plan: 105,000 shares to Joseph Firmage, 105,000 shares to Tobin Corey, 60,000 shares to James Heffernan and 30,000 shares to Sheldon Laube. Each option has an exercise price of $9.75 per share and becomes exercisable over 36 to 60 months.

                         STOCK PRICE PERFORMANCE GRAPH

  Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the Hambrecht & Quist Technology Index for the period commencing December 5, 1997 (the date of the Company's initial public offering) and ending on December 31, 1997. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

      COMPARISON OF CUMULATIVE TOTAL RETURN FROM 12/5/97 THROUGH 12/31/97
              USWEB CORPORATION, NASDAQ AND H&Q TECHNOLOGY INDEX
                     COMPARISON OF CUMULATIVE TOTAL RETURN

                      [PERFORMANCE GRAPH APPEARS HERE]

                                                                  H&Q TECHNOLOGY
                                              USWEB CORP. NASDAQ      INDEX
                                              ----------- ------- --------------
December 5, 1997.............................   $100.00   $100.00    $100.00
December 31, 1997............................   $120.00   $ 99.97    $ 92.81

--------
(1) The graph assumes that $100 was invested on December 5, 1997 in the Company's Common Stock in each Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.
(2) The Company operates on a 52-week fiscal year which ended on December 31, 1997.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

  Two non-employee members of the Company's Board of Directors, Robert Hoff and Gary Rieschel, serve as the Compensation Committee of the Board. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

COMPENSATION PHILOSOPHY AND REVIEW

  The Company's compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives and (ii) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the Company's Common Stock.

  The 1997 compensation levels for the Company's executive officers generally were determined on an individual basis at the time of hiring, which occurred in each case prior to the Company's initial public offering in December 1997 and prior to the formation of the Compensation Committee. For this reason, the Compensation Committee has not undertaken a general assessment of executive compensation levels to date.

  In determining compensation levels for 1997, the Compensation Committee primarily relied upon publicly available compensation information and informal survey information obtained by management with respect to cash compensation and stock option grants to similarly situated officers of information technology companies of comparable size and market capitalization. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the index under the caption, "Stock Price Performance Graph."

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

  The Company's executive compensation consists primarily of salary, health insurance and similar benefits, and the award of stock options. The Company emphasizes the award of stock options and to date the Company has made only limited use of cash incentive bonuses. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

  Officer Salaries. The Compensation Committee reviews each senior executive officer's salary annually. In determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant markets for executive talent. No adjustment in executive officers' salaries was made for fiscal 1998.

  The Compensation Committee believes that the base salary levels of the executive officers, including Mr. Firmage, are at or below the median of base salary levels for comparable companies considered in the informal information reviewed by the Compensation Committee. The Compensation Committee believes this is appropriate in light of the Company's emphasis on long-term equity compensation.

  Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of compensating and providing incentives for its executive officers. It is the Company's practice to set option exercise prices at not less than 100% of fair market value on the date of grant. Thus, the value of the stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years. Options granted to executive officers become exercisable over time and are dependent on continuing employment or consulting relationships.

  In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also their expected future contributions and the number of shares owned by the officer or which continue to be subject to vesting under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers' equity positions and their tenure, responsibilities, experience and value to the Company. During 1997, the Compensation Committee recommended the grant to Mr. Firmage of options to purchase 105,000 shares of the Company's Common Stock, reflecting
Mr. Firmage's successful achievements during 1997, including the successful completion of significant private financings and the Company's initial public offering, the acquisition of nineteen Internet professional services firms, sequential increases in quarterly revenues, the completion of a number of significant strategic business alliances and relationships, and the successful recruiting and hiring of other key officers and employees. The Compensation Committee recommended grants to all executive officers as a group (including Mr. Firmage) of options to purchase an aggregate of 300,000 shares of the Company's Common Stock.

POLICY ON DEDUCTIBILITY OF COMPENSATION

  Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders.

  The Compensation Committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirement that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests.

                                          By the Compensation Committee of the
                                           Board of Directors,

                                          Robert Hoff
                                          Gary Rieschel

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Such officers, and ten percent stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal 1997, all filing requirements pursuant to Section 16(a) were made by applicable officers, directors and ten percent stockholders.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors

                                          /s/ Joseph Firmage

                                          Joseph Firmage
                                          Chairman of the Board and Chief
                                           Executive Officer

Dated: April 28, 1998

                                 EDGAR ANNEX A

                               USWEB CORPORATION

                         1996 EQUITY COMPENSATION PLAN

               (AS AMENDED AND RESTATED EFFECTIVE APRIL 20, 1998)


    1.   Purposes of the Plan.  The purposes of this Stock Plan are to attract
         --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to Outside Directors.

    2.   Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Board or any of its Committees as shall
              -------------
be administering the Plan in accordance with Section 4 hereof.

         (b) "Applicable Laws" means the requirements relating to the
             -----------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.
              -----

         (d) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (e) "Committee"  means a committee of Directors appointed by the Board
              ---------
in accordance with Section 4 hereof.

         (f) "Common Stock" means the Common Stock of the Company.
              ------------

         (g) "Company" means USWeb Corporation, a California corporation.
              -------

         (h) "Consultant" means any person who is engaged by the Company or any
              ----------
Parent or Subsidiary to render consulting or advisory services to such entity.

         (i) "Director" means a member of the Board of Directors of the Company.
              --------

         (j) "Employee" means any person, including Officers and Directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (l) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (m) "Incentive Stock Option" means an Option intended to qualify as an
              ----------------------
incentive stock option within the meaning of Section 422 of the Code.

         (n) "Inside Director" means a Director who is an Employee.
              ---------------

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify
              -------------------------
as an Incentive Stock Option.

         (p) "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "Option" means a stock option granted pursuant to the Plan.
              ------

         (r) "Option Agreement" means a written or electronic agreement between
              ----------------
the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (s) "Option Exchange Program" means a program whereby outstanding
              -----------------------
Options are exchanged for Options with a lower exercise price.

         (t) "Optioned Stock" means the Common Stock subject to an Option or a
              --------------
Stock Purchase Right.

         (u) "Optionee" means the holder of an outstanding Option or Stock
              --------
Purchase Right granted under the Plan.

         (v)  "Outside Director" means a Director who is not an Employee.
               ----------------

         (w) "Parent" means a "parent corporation," whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

         (x) "Plan" means this 1996 Stock Plan.
              ----

         (y) "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of a Stock Purchase Right under Section 12 below.

         (z) "Section 16(b)" means Section 16(b) of the Securities Exchange Act
              -------------
of 1934, as amended.

         (aa) "Service Provider" means an Employee, Director or Consultant.
               ----------------

         (bb) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 14 below.

         (cc) "Stock Purchase Right" means a right to purchase Common Stock
               --------------------
pursuant to Section 12 below.

         (dd) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.   Stock Subject to the Plan.  Subject to the provisions of Section 14 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 7,000,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan (beginning in 1998) equal to the lesser of (i) 400,000 Shares, (ii) four percent (4%) of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.   Administration of the Plan.
         --------------------------

         (a)  Procedure.
              ---------

              (i)       Multiple Administrative Bodies.  The Plan may be
                        ------------------------------
administered by different Committees with respect to different groups of Service Providers.

              (ii)      Section 162(m). To the extent that the Administrator
                        --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii)     Rule 16b-3.  To the extent desirable to qualify
                        ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv)      Grants to Outside Directors.  All grants of Options to
                        ---------------------------
Outside Directors made pursuant to Section 13 of the Plan shall be automatic and nondiscretionary.

              (v)       Other Administration.  Other than as provided above, the
                        --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b) Powers of the Administrator.  Subject to the provisions of the Plan
             ---------------------------
and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

              (i)       to determine the Fair Market Value;

              (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine the number of Shares to be covered by each such award granted hereunder;

              (iv)      to approve forms of agreement for use under the Plan;

              (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(e) instead of Common Stock;

              (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

              (vii)     to initiate an Option Exchange Program;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

              (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (c) Effect of Administrator's Decision.  All decisions, determinations
             ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

    5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
         -----------
be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.   Limitations.
         -----------

         (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options:

              (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

              (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 300,000 Shares which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

              (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.   Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

    8.   Term of Option.  The term of each Option shall be stated in the Option
         --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.   Option Exercise Price and Consideration.
         ---------------------------------------

         (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)       In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    10.  Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
             -----------------------------------------------
hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.
An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Relationship as a Service Provider.  If an Optionee
             -------------------------------------------------
ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee.  If an Optionee ceases to be a Service
             ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee.  If an Optionee dies while a Service Provider,
             -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Buyout Provisions.  The Administrator may at any time offer to buy
             -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11.  Non-Transferability of Options and Stock Purchase Rights.  Unless
         --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    12.  Stock Purchase Rights.
         ---------------------

         (a) Rights to Purchase.  Stock Purchase Rights may be issued either
             ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

         (b) Repurchase Option.  Unless the Administrator determines otherwise,
             -----------------
the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

         (c) Other Provisions.  The Restricted Stock purchase agreement shall
             ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

         (d) Rights as a Shareholder.  Once the Stock Purchase Right is
             -----------------------
exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

    13.  Automatic Option Grants to Outside Directors.  All grants of Options to
         --------------------------------------------
Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

         (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

         (b) No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options.

         (c) Each person who is or becomes an Outside Director following the completion of the Company's initial underwritten public offering, shall be automatically granted an Option to purchase 25,000 Shares (the "First Option") on the later of the following dates: (A) November 30, 1997, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option; provided further, that an Outside Director who, on January 1, 1998, is a partner or member of any venture capital firm (or similar organization) which owns securities of the Company having more than four percent (4%) of the total voting power of the Company shall not be granted the First Option.

         (d) Each Outside Director shall be automatically granted an Option to purchase 7,000 Shares (a "Subsequent Option") on the date of his or her reelection at the Company's annual meeting of the stockholders each year; provided he or she is then an Outside Director and, if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

         (e) Notwithstanding the provisions of subsections (c) and (d) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 20 hereof.

         (f) The terms of a First Option granted pursuant to this Section shall be as follows:

              (i)       the term of the First Option shall be ten (10) years.

              (ii) the First Option shall be exercisable only while the Outside Director remains a Director of the Company.

              (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

              (iv) subject to Section 14 hereof, the First Option shall vest and become exercisable as to 1/48 of the Shares subject to the First Option each month, such that all Shares subject to the First Option shall be vested and exercisable four (4) years from the date of grant of the First Option, provided that the Optionee continues to serve as a Director on such dates.

         (g) The terms of Subsequent Options granted pursuant to this Section shall be as follows:

              (i) the term of the Subsequent Option shall be ten (10) years.

              (ii) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company.

              (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

              (iv) subject to Section 14 hereof, the Subsequent Option shall vest and become exercisable as to 1/12 of the Shares subject to the Subsequent Option each month, such that all Shares subject to the Subsequent Option shall be vested and exercisable one (1) year after the date of grant of the Subsequent Option, provided that the Optionee continues to serve as a Director on such dates.

    14.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
         ----------------------------------------------------------------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) Dissolution or Liquidation.  In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale.  In the event of a merger of the Company with
             --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    15.  Time of Granting Options and Stock Purchase Rights.  The date of grant
         --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    16.  Amendment and Termination of the Plan.
         -------------------------------------

         (a) Amendment and Termination.  The Board may at any time amend, alter,
             -------------------------
suspend or terminate the Plan.

         (b) Shareholder Approval.  The Board shall obtain shareholder approval
             --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination.  No amendment, alteration,
             ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    17.  Conditions Upon Issuance of Shares.
         ----------------------------------

         (a) Legal Compliance.  Shares shall not be issued pursuant to the
             ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations.  As a condition to the exercise of an
             --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    18.  Inability to Obtain Authority.  The inability of the Company to obtain
         -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    19.  Reservation of Shares.  The Company, during the term of this Plan,
         ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    20.  Shareholder Approval.  The Plan shall be subject to approval by the
         --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                 EDGAR ANNEX B

                               USWEB CORPORATION

                      1997 ACQUISITION STOCK OPTION PLAN

                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1998)


    1.   Purposes of the Plan.  The purposes of this Stock Option Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.   Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Board or any of its Committees as shall
              -------------
be administering the Plan in accordance with Section 4 hereof.

         (b) "Applicable Laws" means the requirements relating to the
              ----------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.
              -----

         (d) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (e) "Committee"  means a committee of Directors appointed by the Board
              ---------
in accordance with Section 4 hereof.

         (f) "Common Stock" means the Common Stock of the Company.
              ------------

         (g) "Company" means USWeb Corporation, a Delaware corporation.
              -------

         (h) "Consultant" means any person who is engaged by the Company or any
              ----------
Parent or Subsidiary to render consulting or advisory services to such entity.

         (i) "Director" means a member of the Board of Directors of the Company.
              --------

         (j) "Disability" means total and permanent disability as defined in
              ----------
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (m) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (n) "Incentive Stock Option" means an Option intended to qualify as an
              ----------------------
incentive stock option within the meaning of Section 422 of the Code.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify
              -------------------------
as an Incentive Stock Option.

         (p)   "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "Option" means a stock option granted pursuant to the Plan.
              ------

         (r)  "Option Agreement" means a written or electronic agreement between
               ----------------
the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (s)  "Option Exchange Program" means a program whereby outstanding
               -----------------------
Options are exchanged for Options with a lower exercise price.

         (t)  "Optioned Stock" means the Common Stock subject to an Option or a
               --------------
Stock Purchase Right.

         (u)  "Optionee" means the holder of an outstanding Option or Stock
               --------
Purchase Right granted under the Plan.

         (v)  "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

         (w)  "Plan" means this 1997 Acquisition Stock Option Plan.
               ----

         (x)  "Restricted Stock" means shares of Common Stock acquired pursuant
               ----------------
to a grant of a Stock Purchase Right under Section 12 below.

         (y)  "Section 16(b)" means Section 16(b) of the Securities Exchange Act
               -------------
of 1934, as amended.

         (z)  "Service Provider" means an Employee, Director or Consultant.
               ----------------

         (aa) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 13 below.

         (bb) "Stock Purchase Right" means a right to purchase Common Stock
               --------------------
pursuant to Section 12 below.

         (cc) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 20,000,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan (beginning 1998) equal to the lesser of (i) 400,000 Shares, (ii) four percent (4%) of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased

Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.   Administration of the Plan.
         --------------------------

         (a)  Procedure.
              ---------

              (i)    Multiple Administrative Bodies. The Plan may be
                     ------------------------------
administered by different Committees with respect to different groups of Service Providers.

              (ii)   Section 162(m). To the extent that the Administrator
                     --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii)  Rule 16b-3. To the extent desirable to qualify transactions
                     ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv)   Other Administration. Other than as provided above, the
                     --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b)  Powers of the Administrator. Subject to the provisions of the Plan
              ---------------------------
and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

              (i)    to determine the Fair Market Value;

              (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine the number of Shares to be covered by each such award granted hereunder;

              (iv)   to approve forms of agreement for use under the Plan;

              (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

              (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

              (viii) to initiate an Option Exchange Program;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

              (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (c)  Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

    5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
         -----------
be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.   Limitations.
         -----------

         (a) $100,000 Rule.  Each Option shall be designated in the Option
             -------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options
shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) No Right to Continuing Employment.  Neither the Plan nor any Option
             ---------------------------------
or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (c)   Share Limitations. The following limitations shall apply to
               -----------------
grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.   Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

    8.   Term of Option.  The term of each Option shall be stated in the Option
         --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.   Option Exercise Price and Consideration.
         ---------------------------------------

         (a) Exercise Price.  The per share exercise price for the Shares to be
             --------------
issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)    In the case of an Incentive Stock Option

                     (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b)  Waiting Period and Exercise Dates.  At the time an Option is
              ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

         (c)  Consideration.  The consideration to be paid for the Shares to be
              -------------
issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of
(1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    10.  Exercise of Option.
         ------------------

         (a)  Procedure for Exercise; Rights as a Stockholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider. If an Optionee
               -------------------------------------------------
ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee. If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while a Service Provider,
               -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Non-Transferability of Options and Stock Purchase Rights.  Unless
          --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     12.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise,
               -----------------
the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Stockholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     13.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale. In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator.
Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Stockholder Approval. The Board shall obtain stockholder approval
               --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Stockholder Approval.  The Plan shall be subject to approval by the
          --------------------
stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                 EDGAR ANNEX C

                               USWEB CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1998)

     The following constitute the provisions of the 1997 Employee Stock Purchase Plan of USWeb Corporation.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean USWeb Corporation, a Delaware corporation,
               -------
and any Designated Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings,
               ------------
overtime and commissions, but exclusive of payments for shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (f) "Designated Subsidiary" shall mean any Subsidiary which has been
               ---------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an Employee of the
               --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
               ---------------
Period.

          (i) "Exercise Date" shall mean the last day of each Purchase Period.
               -------------

          (j)   "Fair Market Value" shall mean, as of any date, the value of
                 -----------------
Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street
                                                              ---------------
Journal or such other source as the Administrator deems reliable, or;
-------

          (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source
                                   -----------------------
as the Board deems reliable, or;

          (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board, or;

          (4) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

          (k) "Offering Periods" shall mean the periods of approximately twenty-
               ----------------
four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or after October 31, 1999. The duration and timing of Offering Periods may be changed pursuant to
Section 4 of this Plan.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.
               ----

          (m)   "Purchase Price" shall mean an amount equal to 85% of the Fair
                 --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n)   "Purchase Period" shall mean the approximately six month period
                 ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o) "Reserves" shall mean the number of shares of Common Stock covered
               --------
by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q)   "Trading Day" shall mean a day on which national stock exchanges
                 -----------
and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or after October 31, 1999. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.
          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 2,500 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier with drawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Termination of Employment.
          -------------------------

          Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 3,000,000 shares, plus an annual increase to be added on the date of each anniversary date of the adoption of the Plan (beginning in 1998) equal to the lesser of (i) 50,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts shall be maintained for each participant
          -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
         ---------------------------------------------------------------------
     Merger or Asset Sale.
     --------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

     24.  Automatic Transfer to Low Price Offering Period.  To the extent
          -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   EXHIBIT A
                                   ---------


                               USWEB CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                        Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   _____________________________________________________ hereby elects to participate in the USWeb Corporation 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (up to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
     ___________________________________________________________________________
     ___________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I
                                                                              -
     hereby agree to notify the Company in writing
     ---------------------------------------------
     within 30 days after the date of any disposition of my shares and I will
     ------------------------------------------------------------------------
     make adequate provision for Federal, state or other tax withholding
     -------------------------------------------------------------------
     obligations, if any, which arise upon the disposition of the Common Stock.
     -------------------------------------------------------------------------
     The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)______________________________________________
                      (First)         (Middle)               (Last)


__________________________    _____________________________________________
Relationship

                              _____________________________________________
                              (Address)

Employee's Social
Security Number:                    ____________________________________



Employee's Address:                 ____________________________________

                                    ____________________________________

                                    ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________    ________________________________________
                                   Signature of Employee


                                   _______________________________________
                                   Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------


                               USWEB CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the USWeb Corporation 1997 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically termi nated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ________________________________

                                    ________________________________

                                    ________________________________



                                    Signature:


                                    ________________________________


                                    Date:__________________________

________________________________________________________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
R                           USWEB CORPORATION
O
X                 1998 ANNUAL MEETING OF STOCKHOLDERS
Y
                                 May 27, 1998

     The undersigned stockholder of USWeb Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 1998, and hereby appoints Joseph Firmage and James Heffernan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of USWeb Corporation, to be held on Wednesday, May 27, 1998, at 3:00 p.m., Western Daylight Savings Time, in the Sir Francis Drake Hotel, 450 Powell Street, San Francisco, California 94102 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT TO THE COMPANY'S 1996 EQUITY COMPENSATION PLAN, (3) FOR THE AMENDMENT TO THE COMPANY'S 1997 ACQUISITION STOCK OPTION PLAN, (4) FOR THE AMENDMENT TO THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN, (5) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS AND (6) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

_____________________________________________________________________________
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON THE
REVERSE SIDE

                                    (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------
                            (FOLD AND DETACH HERE)

                                [LOGO OF USWEB]

                        ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, May 27, 1998
                                   3:00 p.m.

                            Sir Francis Drake Hotel
                               450 Powell Street
                       San Francisco, California  94102

________________________________________________________________________________

________________________________________________________________________________
THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE FOLLOWING PROPOSALS.

                                                            Please Mark   [X]
                                                            your votes as
                                                            indicated in
                                                            this example

                            FOR all nominees     WITHHOLD
                            listed (except as    for all
                               indicated)        nominees
1.   ELECTION OF DIRECTORS        [_]              [_]

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

Tobin Corey, Joseph Firmage, James Heffernan, Jeffrey Ballowe, Robert Hoff, Gary Rieschel and Barry Rubenstein

                                                                                FOR      AGAINST      ABSTAIN
2.     Proposal to approve (i) an Amendment to the Company's 1996 Equity        [_]      [_]          [_]
       Compensation Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 5,000,000 shares and (ii)
       certain material provisions of the plan, including, but not limited to, share limitations, for purposes of Section 162(m) of the Internal
       Revenue Code of 1986, as amended.
                                                                                FOR      AGAINST      ABSTAIN
3.     Proposal to approve (i) an Amendment to the Company's 1997 Acquisition   [_]      [_]          [_]
       Stock Option Plan to increase the number of shares of Common Stock authorized for  issuance thereunder by 10,000,000 and (ii) certain material provisions of the plan, including, but not limited to, share limitations, for purposes of Section 162(m) of the Internal Revenue
       Code of 1986, as amended.
                                                                                FOR      AGAINST      ABSTAIN
4.     Proposal to approve an Amendment to the Company's 1997 Employee Stock    [_]      [_]          [_]
       Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 2,000,000 shares.
                                                                                FOR      AGAINST      ABSTAIN
5.     Proposal to ratify the appointment of Price Waterhouse LLP as            [_]      [_]          [_]
       independent accountants for the Company for Fiscal 1998.
                                                                                FOR      AGAINST      ABSTAIN
6.     The proxies are authorized to vote in their discretion upon such other   [_]      [_]          [_]
       business as may properly come before the meeting.

                                   I PLAN TO ATTEND THE MEETING                                       [_]

                                      COMMENTS/ADDRESS CHANGE                                         [_]
                               Please mark this if you have written
                               comments/address on the reverse side

Signature_____________________ Signature___________________ Date________________
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

________________________________________________________________________________
                            (FOLD AND DETACH HERE)